UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Lester C. Boeckel, the Senior Vice President-Condominiums of UDR, Inc. (the “Company”), resigned from that position effective May 31, 2007. His last day of employment with the Company was the effective date of his resignation. Mr. Boeckel was listed as a “named executive officer” in the Company’s definitive proxy statement dated March 26, 2007. A copy of the letter agreement dated May 31, 2007, between Mr. Boeckel and the Company relating to the terms of his departure is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
ITEM 7.01. Regulation FD Disclosure.
     The information included as Exhibit 99.1 to this report will be made available to investors beginning June 4, 2007.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement dated May 31, 2007 between the Company and Lester C. Boeckel.

99.1	Presentation Materials
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: June 4, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated May 31, 2007 between the Company and Lester C. Boeckel.

99.1	Presentation Materials